WEST UNIVERSITY FUND, INC.
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998



Dear Shareholder:

The West University Fund's total return for the six month period ending June 30, 1998 was 2.13%. This compares to 3.47% for the Lehman
Government/Corporate Intermediate Bond Index, and 17.70% for the
Standard & Poors 500 Index. As of this writing August 20,1998 the net asset value is $9.99 or a decline of 3.48% year to date.

The Securities & Exchange Commission recently mandated that mutual funds write their prospectus in "Plain English." They issued a handbook with a preface by Warren Buffett. In the preface Buffett urged companies to write with a "specific person in mind." His goal is "simply to give them the information I would wish them to supply me if our positions were reversed." I think this is a great idea, and in this spirit I thought it would be interesting to write this letter in a question and answer format.
There will be no "lay up" questions, and I will answer them with a sincere desire to inform you of our current status.

Question: Our returns are poor, shouldn't we be doing better?
Answer: Yes, we should be doing better, but this has proven to be a very difficult year for our fund, and the overall stock market. If you look beyond the popular averages you see a tremendous amount of weakness in the typical stock price. The Wall Street Journal recently wrote that the average NYSE listing was down 24.3% from its 52-week high price, and the average NASDAQ stock was down 35% from its 52 week high price. Within the S &P 500, losers outpaced winners by about 3 to 1 in 1998. Only five huge stocks provided one quarter of the S&P 500's 1998 return. There is also an incredible differential in twelve month performance by company size. The smallest companies of less than $250 million in market capitalization are down 43% from their highs, and there are 5,375 such issues out of about 8,100 total issues on the NYSE.

Question: In past letters you spoke of having 10%-15% downside protection from selling covered call options. In light of our losses is the strategy working?
Answer: Yes the strategy is working . Without the option hedging we would be down significantly more than we are today.

Question: What mistakes have you made and what are you doing to improve future returns?
Answer: I have made mistakes with stock selection and sector weightings. As an example I am bullish on oil long term because of world wide consumption data. Per capita usage in the Far East can only go up over time. China and India use only a small fraction of energy on a per person basis even when compared to Mexico. Because of this view and the very low earnings multiples on the oil service companies I felt there was a great deal of opportunity here.

                                  Page 2

Unfortunately my long term views on such things as oil don't amount to much as these stocks continue to go down because of low oil prices, and the Asian contagion. As for improving future returns, I have spent the last few weeks re-evaluating every position we own and strengthening my sell discipline. I have reduced our risk by selling stocks across the board and rolling option positions down for more protection. I feel strongly that I have eliminated most of our problem positions. We now have a more well diversified portfolio by market capitalization and industry.Of course this works both ways and it may prohibit us from taking full advantage of some great opportunities, but the key here is to reduce risk. I have stated before my main job is to provide a vehicle for above average income, and to minimize capital losses in any market environment.
Ultimately there will be plenty of opportunities in many different industries.

Question: What does the future hold for the market, and give me an example of the kind of stock you want to own?
Answer: I really don't have an answer to your first question. I hear market mavens every day who will give you an opinion by the minute hour and day, but ultimately no one knows. However, this "stealth" bear market has sure been an example of what can happen to good companies in a bad market.
A great example of the kind of stock I want to own is Leucadia National.
We do own this company, and it should probably be a standard for everything I buy. Leucadia is an insurance holding company that is run like a private company with public shareholders. Since inception in 1978 book value has grown at an annualized rate of 28.5%. The company trades in the low thirties and has a $29.00 book value with $25.00 in cash. The risk in the stock is that management is frustrated with the lack of good deals available to them, and may decide to retire, and liquidate the company. However, I suspect that in this environment they will see more and more interesting prospects every day. Either way I don't see much risk in this stock.


As always, thank you for your patience and confidence.

Sincerely,
Richard P. Cancelmo, Jr.


                                 Page 3


WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (unaudited)

Common Stocks

Basic Materials-13.19%

A. Schulman 2,500 shares
Market value $48,906
Options written
25 December 20 calls
Market value $3,125
Exp. 12-98

Barrick Gold 9,000 shares
Market value $172,688
Options written
25 July 22.5 calls
Market value $156
Exp. 07-98

20 Oct 17.5 calls
Market value $5,813
Exp. 10-98

25 Oct. 15 calls
Market value $11,875
Exp. 10-98

Calgon Carbon 6,300 shares
Market value $62,606
Options written
50 Aug. 10 calls
Market value $3,437
Exp. 08-98

Newmont Mining 6,000 shares
Market value $141,750
Options written
20 Dec. 20 calls
Market value $10,500
Exp. 12-98

Worthington Ind. 6,000 shares
Market value $90,375
Options written
20 Sept. 17.5 calls
Market value $500
Exp. 09-98

Basic Materials
Total Market value stocks $516,325
Total Market value calls $35,406


Capital Goods-12.94%

Aviall,Inc*. 3,000 shares
Market value $41,063
Options written
30 Sept. 15 calls
Market value $1,500
Exp. 09-98

AVX Corp*. 5,500 shares
Market value $88,344
Options written
55 Nov. 17.5 calls
Market value $7,390
Exp. 11-98

ITEQ Corp.* 7,000 shares
Market value $52,063
Options written
30 July 10 calls
Market value $188
Exp. 07-98

20 Oct. 12.5 calls
Market value $250
Exp. 10-98

Kemet Corp.* 7,500 shares
Market value $98,672
Options written
25 Oct. 15 calls
Market value $1,641
Exp. 10-98

50 Jan. 12.5 calls
Market value $11,250
Exp. 01-99

Lawter Int. 5,000 shares
Market value $54,375
Options written
50 Sept. 10 calls
Market value $5,250
Exp. 09-98

Miller Ind.* 9,000 shares
Market value $69,750
Options written
40 Aug. 7.5 calls
Market value $2,500
Exp. 08-98

50 Aug. 5 calls
Market value $13,750
Exp. 08-98

Pall Corp. 5,000 shares
Market value $102,500
Options written
20 Sept. 17.5 calls
Market value $6,625
Exp. 09-98

30 Dec. 17.5 calls
Market value $10,688
Exp. 12-98

Capital Goods
Total Market value stocks $506,767
Total Market value calls $61,032


Consumer Cyclicals-9.69%

Eagle Hardware* 2,500 shares
Market value $57,813
Options written
25 Aug. 15 calls
Market value $20,781
Exp. 08-98

Helig Meyers 500 shares
Market value $6,156
Options written
5 Aug. 10 calls
Market value $1,250
Exp. 08-98

Nike, Inc. 1,500 shares
Market value $73,031
Options written
15 Oct. 40 calls
Market value $14,625
Exp. 10-98

Pep Boys 6,500 shares
Market value $123,094
Options written
25 July 25 calls
Market value $312
Exp. 08-98

20 July 20 calls
Market value $500
Exp. 08-98

20 July 22.5 calls
Market value $250
Exp. 08-98

TBC Corp* 18,000 shares
Market value $119,250
Options written
60 Sept. 7.5 calls
Market value $1,500
Exp. 09-98

120 Dec. 7.5 calls
Market value $6,000
Exp. 12-98

Consumer Cyclicals
Total Market value stocks $379,344
Total Market value calls $45,218

* Non-Income Producing Security

                                  Page 4

WEST UNIVERSITY FUND, INC
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (unaudited)

Common Stocks (continued)

Consumer Staples-5.70%

AMC Entertainment* 4,000 shares
Market value $72,250

Carmike Cinemas* 2,000 shares
Market value $53,875
Options written
20 Nov 25 calls
Market value $7,875
Exp. 11-98

Jackpot Enterprises 4,000 shares
Market value $50,250

Wendy's Intl 2,000 shares
Market value $47,000
Options written
20 Sept. 20 calls
Market value $7,875
Exp. 09-98

Consumer Staples
Total Market value stocks $223,375
Total Market value options $15,750


Energy-14.70%

Baker Hughes 2,000 shares
Market value $69,125
Options written
20 Jan. 30 calls
Market value $13,000
Exp. 01-99

Bellwether Exp.* 8,000 shares
Market value $62,500
Options written
80 July 10 calls
Market value $750
Exp. 07-98

Marine Drilling Co. * 2,000 shares
Market value $32,000
Options written
20 Nov. 17.5 calls
Market value $4,125
Exp. 11-98

Nabors Ind.* 3,000 shares
Market value $59,438
Options written
30 Dec. 20 calls
Market value $8,438
Exp. 12-98

NGC Corp. 3,500 shares
Market value $43,750
Options written
35 Sept. 12.5 calls
Market value $4,812
Exp. 09-98

Nuevo Energy* 1,500 shares
Market value $48,188
Options written
15 July 35 calls
Market value $328
Exp. 07-98

Pioneer Natural Res. 3,000 shares
Market value $71,625
Options written
30 Dec. 22.5 calls
Market value $9,563
Exp. 12-98

Precision Drilling* 1,000 shares
Market value $19,625

R & B Falcon* 2,000 shares
Market value $45,250
Options written
20 Sept. 25 calls
Market value $3,000
Exp. 09-98

Santa Fe Energy 4,000 shares
Market value $43,000
Options written
40 Oct. 7.5 calls
Market value $13,750
Exp. 10-98

Seagull Energy* 2,500 shares
Market value $41,406
Options written
25 Nov. 15 calls
Market value $7,656
Exp. 11-98

Varco Energy 2,000 shares
Market value $39,625
Options written
20 Dec. 20 calls
Market value
Exp. 12-98

Energy
Total Market value stocks $575,531
Total Market value calls $72,797


Financials-3.07%

Leucadia National 1,500 shares
Market value $49,594

Southern Pacific Funding* 4,500 shares
Market value $70,593
Options written
25 Oct. 12.5 calls
Market value $9,688
Exp. 10-98

Financials
Total Market value stocks $120,187
Total Market value calls $9,688


Health Care-5.48%

C.R. Bard 3000 shares
Market value $114,187
Options written
30 July 25 calls
Market value $39,750
Exp. 07-98

Space Labs Medical* 6,000 shares
Market value $100,500
Options written
30 Oct.17.5 calls
Market value $5,625
Exp. 10-98

30 Oct. 15 calls
Market value $9,937
Exp. 10-98

Health Care
Total Market value stocks $214,687
Total Market value calls $55,312

* Non-Income Producing Security

WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (unaudited)

Common Stocks (continued)

Investment Companies-2.08%

Putnam Master Int. Fund 10,000 shares
Market value $81,250


Technology-13.36%

Biogen* 1,500 shares
Market value $73,500
Options written
15 July 30 calls
Market value $28,594
Exp. 07-98

Compaq Computer 3,000 shares
Market value $85,125
Options written
30 Jan. 20 calls
Market value $28,875
Exp. 01-99

Hewlett Packard 1,500 shares
Market value $89,812
Options written
15 Aug. 55 calls
Market value $9,562
Exp. 08-98

Midway Games, Inc.* 5,000 shares
Market value $78,125
Options written
50 Feb. 10 calls
Market value $31,875
Exp. 02-99

Motorola 2,500 shares
Market value $131,406
Options written
10 Oct 50 calls
Market value $5,875
Exp. 10-98

15 Jan 40 calls
Market value $21,188
Exp. 01-99

NCR Corp. 2,000 shares
Market value $65,000
Options written
20 July 25 calls
Market value $15,000
Exp. 07-98

Technology
Total Market value stocks $522,968
Total Market value calls $140,969


Utilities-2.24%

Peco Energy 3,000 shares
Market value $87,563
Options written
30 Oct. 22.5 calls
Market value $21,000
Exp. 10-98


Total Equities-82.45%
(Cost $3,440,387)
Market value $3,227,997


Total Option Contracts Written-(11.68%)
Premiums received: ($511,055)
Market value ($457,172)

*Non Income Producing Security

WEST UNIVERSITY FUND, INC.
PORTFOLIO OF INVESTMENTS
JUNE 30, 1998 (unaudited)

(continued)

Short Term Investments
Variable Demand Notes

Firstar-4.85%               $190,000
(cost: $190,000)

General Mills-4.85%         $190,000
(cost: $190,000)

Johnson Controls-4.85%      $190,000
(cost: $190,000)

Pitney Bowes- 3.79%         $148,578
(cost: $148,578)

Total Variable Demand Notes $718,578


Commercial Paper

Ford Motor- 4.96%           $194,224
5.51% due 07-27-98
(cost: $194,244)

GE- 6.38%                   $249,694
5.5% due 07-09-98
(cost: $249,694)

Total Commercial Paper      $443,918


Total Short Term Investments -29.69%     $1,162,496
(cost: $1,162,496)


Other Assets and Liabilities Net -(.46%) ($17,868)

Net Assets -100%             $3,915,453

WEST UNIVERSITY FUND, INC.
STATEMENT OF ASSETS AND
LIABILITIES
JUNE 30, 1998 (unaudited)


ASSETS
Investments in securities, at market value            $3,227,997
(cost: $3,440,387)
Variable demand notes, at market value                $718,578
(cost: $718,578)
Commercial paper, at market value                     $443,918
(cost: $443,918)
Receivables:
Dividends                                             $1,449
Interest                                              $2,159
Total Assets                                          $4,394,093

LIABILITIES
Covered call options written, at market value         $457,172
(Premiums received: $511,055)
Payable for investment securities purchased           $14,370
Accrued expenses                                      $7,098
Total Liabilities                                     $478,640

NET ASSETS                                            $3,915,453
Net asset value per share
($3,915,453 / 370,432 shares outstanding)             $10.57

COMPONENTS OF NET ASSETS
Common stock, $1.00 par value; 10,000,000 shares authorized,
 370,432 shares issued and outstanding                 $370,432
Paid-in capital                                        $3,454,818
Undistributed net investment income                    $23,207
Net unrealized appreciation (depreciation)
on investments                                        ($158,506)
Net realized gain on investments                       $223,750

NET ASSETS                                             $3,915,453

The accompanying notes are an integral part of these financial statements.

WEST UNIVERSITY FUND, INC.
STATEMENT OF OPERATIONS
June 30,1998 (unaudited)

INCOME:
Interest                                         $34,184
Dividends                                        $18,658
TOTAL INCOME                                     $52,842

EXPENSES:
Management fee                                   $18,844
Accounting fee                                   $4,203
Audit and tax consulting fees                    $3,620
Custodian fees                                   $2,968

Total Expenses                                   $29,635

Net Investment Income                            $23,207

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                 $223,750
Net change in unrealized appreciation           ($158,506)

Net gain on investments                          $65,244

Net increase in net assets
resulting from operations                        $88,451

The accompanying notes are an integral
part of these financial statements.

WEST UNIVERSITY FUND, INC.
STATEMENT OF CHANGES
IN NET ASSETS
JUNE 30,1998 (unaudited)

                                 Six months ended           Year ended
                                     06-30-98                12-31-97
OPERATIONS:
Net investment income                $23,207                  $41,592
Net realized gain on investments     $223,750                 $234,551
Net change in unrealized appreciation($158,506)               ($6,062)
Net increase in net assets resulting
from operations                      $88,451                  $270,081

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income  $0                  $41,590
Distributions from net realized gains     $0                  $232,779
Total distributions                       $0                  $274,369

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued (28,145 and
158,253, respectively)                 $413,600               $1,675,696
Increase from shares issued in
reinvested distributions                  $0                  $209,797
Cost of shares redeemed                ($110,652)             ($377,425)
Net increase in net assets derived from
capital share transactions              $302,948               $1,508,068
Net increase in net assets              $374,222               $1,503,780
NET ASSETS AT BEGINNING
OF PERIOD                               $3,541,231             $2,037,451
NET ASSETS AT
END OF PERIOD                           $3,915,453             $3,541,231

The accompanying notes are an integral part of these financial statements.

WEST UNIVERSITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

West University Fund, Inc. (the"fund"), was incorporated under the laws of the State of Texas on October 25,1995 and commenced investment activity in February 1996. The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The following is a summary of the fund's significant accounting policies.

Basis of Accounting- The accounting records of the fund and its financial statements are maintained and prepared on the accrual basis under generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Securities Valuation- Investments and outstanding options (collectively referred to as securities) are stated at market value. Securities traded on securities exchanges are valued at the last sale price on the day, at the mean between the last current bid and asked prices.

Investment Income and Securities Transactions- Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions and unrealized appreciation or depreciation of securities are reported on an identified cost basis for both financial statement and Federal income tax purposes.

Option Accounting Principles- When the fund writes a call option, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability will be subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price or, in the absence of a sale, the mean between the last current bid and asked prices.

When a call expires on its stipulated expiration date, or if the fund enters into a closing purchase transaction, the fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Fund Share Valuation- Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading of the New York
Stock Exchange on each day the Exchange is open for trading by dividing the total value of the fund's investments and other assets, less the sum of liabilities and the value of outstanding call options, by the number of fund shares outstanding.

Federal Income Taxes- It is the fund's intention to comply with the provisions of the Internal Revenue Code enabling it to qualify as a regulated investment company and, in the manner provided therein, to distribute all of its taxable income to its shareholders. Accordingly, no provision for income taxes has been made.

Custodian- The fund's custodian is Firstar Trust Company. Pursuant to the terms of the Custodian Agreement the fund will forward to the Custodian
                                Page 11

the proceeds of each purchase of fund shares. The Custodian will hold such proceeds and make disbursements therefrom in accordance with the terms of the Custodian Agreement. It will retain possession of the securities purchased with such proceeds and maintain appropriate records with respect to receipt and disbursements of money, receipt and release of securities, and all other transactions of the Custodian with respect to the securities and other assets of the fund.

NOTE 2.- INVESTMENT ADVISORY AGREEMENT
AND "AFFILIATED PERSONS"

Cancelmo Capital Management, Inc. (the "Adviser") is the investment adviser of the fund. The Adviser, subject to the control and direction of the Fund's board of directors, manages and supervises the investment operations of the Fund and the composition of its portfolio, including the writing of all options and making recommendations to the Fund's board of directors as to investment policies.

As compensation for furnishing investment advisory, management, and other services, and costs and expenses assumed, pursuant to the Investment Management Agreement, the Fund pays the Adviser an annual fee equal to 1.0% of average daily net assets. The Adviser will reduce its fees to limit the total annual expenses of the Company (including the Adviser's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities and certain extraordinary expenses) to 2.0% of the first $10,000,000 of average daily assets, 1.5% of the next $20,000,000 of such assets, and 1.0% of such assets over $30,000,000.

NOTE 3- CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue 10,000,000 shares of common stock, par value $1.00. On October 25,1995, 35,400 shares of common stock were issued for $354,000 of marketable securities. The 35,400 outstanding shares are held by two shareholders who are related to an officer and director of the Company. As of June 30, 1998, there were 370,432 shares of $1.00 par value capital stock authorized and capital paid-in aggregated $3,454,818.

Transactions in capital stock for the six months ended June 30,1998 and the year ended December 31, 1997, were as follows:

                                  1998                     1997

                         Shares       Amounts        Shares        Amounts

Shares sold               38,644     $413,600        158,253      $1,675,696

Shares issued
in reinvestment
of dividends               0            $0            20,310      $209,797
                                                     178,563      $1,885,493

Shares
redeemed                 10,499       $110,652        35,773      $377,425

Net increase             28,145       $302,948        142,790     $1,508,068

NOTE 4.- INVESTMENT ACTIVITY

For the period ended June 30,1998, purchases of investment securities (excluding short term investments) totaled $3,559,157 and proceeds from sales totaled $2,687,149.

As of June 30, 1998, portfolio securities valued at $2,702,735 were held in escrow by the custodian in connection with covered call options written by the Fund.


                                 Number of Contracts         Premiums


Outstanding at beginning of year     1,199                   $367,343
Call options written                 1,800                   $575,669
Call options terminated in closing
purchase transactions                (105)                   ($34,079)
Call options expired                 (384)                   ($122,999)
Call options exercised               (970)                   ($274879)

Outstanding at June 30, 1998         1,540                    $511,055

                                Page 12

WEST UNIVERSITY FUND, INC.
SUPPLEMENTARY INFORMATION
JUNE 30,1998 (unaudited)

SELECTED PER SHARE DATA AND RATIOS

                        Six months ended        1997            1996
                          June 30,1998


Net asset value at
beginning of period          $10.35            $10.21          $10.00

Income from investment operations:
Net investment income         $.05              $.12            $.09
Net realized and unrealized gain
on securities                  $0              ($.12)          ($.09)
Total from investment
operations                    $.17              $.82            $.80
Less: Distributions            $0              ($.64)          ($.59)

Net asset value at
end of period                 $10.57           $10.35           $10.21

Total return                   2.13%            9.73%            9.71%

Ratios/Supplemental Data:
Net assets at end of
period(in thousands)           $3,915          $3,541          $2,037
Expenses to average
net assets                      1.56*           1.75             1.82
Net investment income before
taxes to average net assets     1.22*           1.36             1.19
Portfolio turnover rate         95.21%        188.53%          101.38%
Average commission rate**      .0481           .0463            . 0446

*Annualized
** The formula for calculating the average commission rate is total commission paid divided by total shares purchased and sold. Each option contract is 100 shares.